Exhibit 25.1

securities and exchange commission

Washington, D.C. 20549

__________________________

FORM T-1

Statement of Eligibility Under

The Trust Indenture Act of 1939 of a

Corporation Designated to Act as Trustee

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Joshua A. Hahn

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

(651) 466-6309

(Name, address and telephone number of agent for service)

Vector Group, Ltd.

(Issuer with respect to the Securities)

Delaware	65-0949535
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4400 Biscayne Blvd.	33137
Miami, FL
(Address of Principal Executive Offices)	(Zip Code)

7.75% Senior Secure Notes due 2021

(Title of the Indenture Securities)

Exact Name of Registrant		State of	I.R.S. Employer
Guarantor as Specified in its		Incorporation	Identification
Charter	Address and Phone Number	or Organization	Number

100 Maple LLC	c/o Liggett Vector Brands LLC	Delaware	65-0960238
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Accommodations Acquisition Corp.	c/o Vector Group Ltd.	Delaware	27-2795835
4400 Biscayne Blvd
10th Floor
Miami, Florida 33131
(305) 579-8000

Eve Holdings Inc.	1105 N. Market Street	Delaware	56-1703877
Suite 617
Wilmington, DE 19801
(305) 579-8000

Liggett & Myers Holdings, Inc.	4400 Biscayne Blvd	Delaware	51-0413146
10th Floor
Miami, FL 33131
(305) 579-8000

Liggett Group LLC	c/o Liggett Vector Brands LLC	Delaware	56-1702115
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Liggett Vector Brands LLC	3800 Paramount Parkway,	Delaware	74-3040463
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

V.T. Aviation LLC	3800 Paramount Parkway,	Delaware	51-0405537
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

Vector Research LLC	c/o Liggett Vector Brands LLC	Delaware	65-1058692
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Exact Name of Registrant		State of	I.R.S. Employer
Guarantor as Specified in its		Incorporation	Identification
Charter	Address and Phone Number	or Organization	Number

Vector Tobacco Inc.	c/o Liggett Vector Brands LLC	Virginia	54-1814147
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

VGR Aviation LLC	3800 Paramount Parkway,	Delaware	65-0949535
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

VGR Holding LLC	4400 Biscayne Blvd	Delaware	65-0949536
10th Floor
Miami, Florida 33131
(305) 579-8000

Zoom E-Cigs LLC	c/o Liggett Vector Brands LLC	Delaware	65-0949535
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of September 30, 2013 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 30th of June, 2014.

By:	/s/ Joshua A. Hahn
Joshua A. Hahn
Vice President

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Exhibit 2

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, May 1, 2014, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

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Exhibit 3

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATION OF FIDUCIARY POWERS

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, May 1, 2014, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

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Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 30, 2014

By:	/s/ Joshua A. Hahn
Joshua A. Hahn
Vice President

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Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 3/31/2014

($000’s)

3/31/2014
Assets
Cash and Balances Due From Depository Institutions	$7,390,563
Securities	84,977,518
Federal Funds	36,998
Loans & Lease Financing Receivables	234,549,731
Fixed Assets	4,726,552
Intangible Assets	13,234,790
Other Assets	22,187,278
Total Assets	$367,103,430

Liabilities
Deposits	$270,081,137
Fed Funds	3,856,384
Treasury Demand Notes	0
Trading Liabilities	422,782
Other Borrowed Money	35,507,326
Acceptances	0
Subordinated Notes and Debentures	4,623,000
Other Liabilities	11,663,853
Total Liabilities	$326,154,482

Equity
Common and Preferred Stock	18,200
Surplus	14,266,409
Undivided Profits	25,808,807
Minority Interest in Subsidiaries	$855,532
Total Equity Capital	$40,948,948

Total Liabilities and Equity Capital	$367,103,430

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